Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Allowance for doubtful accounts	$ (29,047)	$ (23,995)
Preferred Stock, Shares Outstanding	0	0
Common Stock, Shares Authorized	100,000,000	100,000,000
Common Stock, Par or Stated Value Per Share	$ 0.001	$ 0.001
Common Stock, Shares, Issued	71,860,702	71,860,702
Common Stock, Shares, Outstanding	71,860,702	71,860,702